Marathon Oil Receives Stockholder Approval for Proposed Merger with ConocoPhillips

HOUSTON, Aug. 29, 2024 - Marathon Oil Corporation (NYSE: MRO) (“Marathon Oil”) announced today that it received the necessary stockholder approval for Marathon Oil’s pending merger with ConocoPhillips (NYSE: COP). Marathon Oil will file the vote results of the special stockholder meeting in a Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”). Marathon Oil and ConocoPhillips continue to expect the transaction to close late in the fourth quarter of 2024, subject to regulatory clearance and other customary closing conditions.

About Marathon Oil
Marathon Oil is an independent oil and gas exploration and production (E&P) company focused on four of the most competitive resource plays in the U.S. - Eagle Ford, Texas; Bakken, North Dakota; Permian in New Mexico and Texas, and STACK and SCOOP in Oklahoma, complemented by a world-class integrated gas business in Equatorial Guinea. The Company’s Framework for Success is founded in a strong balance sheet, ESG excellence, and the competitive advantages of a high-quality multi-basin portfolio.

Forward-Looking Statements
This communication includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included or incorporated by reference in this communication, including, among other things, statements regarding the proposed business combination transaction between ConocoPhillips and Marathon Oil, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of Marathon Oil’s or ConocoPhillips’ operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, Marathon Oil or ConocoPhillips expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond Marathon Oil’s or ConocoPhillips’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: ConocoPhillips’ ability to successfully integrate Marathon Oil’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that Marathon Oil or ConocoPhillips will be unable to retain and hire key personnel and maintain relationships with their suppliers and customers; the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on the parties’ common stock prices and uncertainty as to the long-term value of Marathon Oil’s or ConocoPhillips’ common stock; risks that the proposed transaction disrupts current plans and operations of Marathon Oil or ConocoPhillips and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting Marathon Oil’s or ConocoPhillips’ businesses generally as set forth in their filings with the SEC, including, among others, conditions in the oil and gas industry, including supply/demand levels for crude oil and condensate, NGLs and natural gas and the resulting impact on price; changes in expected reserve or production levels; capital available for exploration and development; liabilities or corrective actions resulting from litigation, other proceedings and investigations or alleged violations of law or permits; drilling and operating risks; availability of drilling rigs, materials and labor, including the costs associated therewith; difficulty in obtaining necessary approvals and permits; the availability, cost, terms and timing of issuance or execution of, competition for, and challenges to, mineral licenses and leases and governmental and other permits and rights-of-way, and our ability to retain mineral licenses and leases; the impacts of supply chain disruptions that began during the COVID-19 pandemic and the resulting inflationary environment; changes in safety, health, environmental, tax and other regulations, requirements or initiatives.

The registration statement on Form S-4 (the “Registration Statement”) and definitive proxy statement/prospectus that was filed with the SEC on July 29, 2024, and is available at https://www.sec.gov/Archives/edgar/data/1163165/000110465924083174/tm2416360-8_424b3.htm describes additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement and definitive proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Marathon Oil’s and ConocoPhillips’ respective periodic reports and other filings with the SEC, including the risk factors contained in Marathon Oil’s and ConocoPhillips’ most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither Marathon Oil nor ConocoPhillips undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

Media Relations Contact:
Karina Brooks: 713-296-2191

Investor Relations Contacts:
Guy Baber: 713-296-1892
John Reid: 713-296-4380

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